Exhibit 10.32

FIRST IMPLEMENTATION AGREEMENT

TO

OWNER PARTICIPATION AGREEMENT

by and between

THE COMMUNITY REDEVELOPMENT AGENCY

OF THE CITY OF LOS ANGELES

“Agency”

and

SL NO HO, LLC

“Developer”

November, 2002

North Hollywood Redevelopment Project

FIRST IMPLEMENTATION AGREEMENT

This FIRST IMPLEMENTATION AGREEMENT TO OWNER PARTICIPATION AGREEMENT (this “Agreement”), by and between the COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, a public body, corporate and politic (the “Agency”;), and SL NO HO, LLC, a California limited liability company (the “Developer”) is entered into as of the date of execution of this Agreement by the Agency. The Agency and the Developer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

The following Recitals are a substantive part of this Agreement. Capitalized terms in this Agreement have the meaning given to them in the Owner Participation Agreement unless otherwise defined herein.

A.            The Agency and Developer entered into that certain Owner Participation Agreement dated March 5, 2002 (“OPA”), which is hereby incorporated by reference. Reference herein to the OPA shall include any and all Attachments thereto.

B.            Pursuant to the OPA, the Developer is obligated to design, finance and develop the Project on the Site.

C.            The Developer has requested and the Agency has agreed to certain revisions to the Project and to the Schedule of Performance.

D.            The parties are entering into this Agreement for good and valuable consideration, the receipt of which is hereby acknowledged.

NOW, THEREFORE, the Agency and the Developer agree as follows:

1.             Project Description and Phasing. Section 103 of the OPA is amended as follows.

a.             The first sentence of paragraph (a) “Subarea A Improvements” of Subsection 103.1 is amended to read “The Developer shall construct a residential complex containing approximately 450 units and associated parking.”

b.             Paragraph (b) “Subarea B Improvements” of Subsection 103-.1 is amended to read “The Developer shall construct a retail and residential complex including approximately 280 residential units, approximately 122,500 square feet of retail and restaurant space and a parking structure providing sufficient parking to comply with City code requirements.”

2.             Scope of Development. The Scope of Development and the Concept Plan that are attached to the OPA as Attachments No. 1 and 5, respectively, are amended as follows.

a.             The number of residential units to be constructed in Subarea A is reduced from 554 units to 450 units.

b.             The number of loft and live/work residential units to be constructed in Subarea B is increased from 247 units to 280 units.

c.             The retail floor area to be constructed in Subarea B is reduced from 186,000 square feet to not less than 122, 500 square feet.

3.             Schedule of Performance. The Schedule of Performance attached to the OPA as Attachment No. 7 is hereby amended to provide that all items of performance that are required to be completed prior to the start of construction shall be completed prior to the start of construction for each Phase of the Project and shall be completed substantially in the sequence provided in the Schedule of Performance but without reference to specific deadlines for each such item.

4.             MTA Right of Way. The Developer and the Agency shall negotiate in good faith to enter into a letter agreement setting forth the rights and obligations of each with regard to the relocation of the existing MTA Right of Way provided for in Section 406.2 of the OPA and the landscaping and maintenance of the relocated MTA Right of Way, which letter agreement shall be in accordance with the terms of the OPA as hereby amended. Upon its execution by both parties, that letter agreement shall be appended to this First Implementation Agreement and incorporated herein by this reference.

5.             Limitation On Amendment. Except as expressly provided otherwise in this Agreement, the OPA remains in full force and effect, enforceable in accordance with its terms.

DEVELOPER:

SL No Ho, LLC
a California limited liability company

Date:	November 2002	By:	/s/ Authorized Signatory
Clifford P. Goldstein
			Its:	Authorized Member

AGENCY:

THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA

Date:	November 2002	By:	/s/ Authorized Signatory
Jerry Scharlin
			Its:	Administrator

ATTEST:

By:	/s/ Authorized Signatory
Agency Secretary

APPROVED AS TO FORM:

ROCKARD J. DELGADILLO CITY ATTORNEY

By:	/s/ Authorized Signatory
Assistant/Deputy City Attorney

APPROVED AS TO FORM:

KANE, BALLMER & BERKMAN

By:	/s/ Authorized Signatory
Special Counsel to the Agency